Exhibit 10.8

CLINICAL TRIAL SERVICES AGREEMENT AMENDMENT NO. 3

RADIUS HEALTH, INC., a Delaware corporation (“Radius”) and NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S, a Danish corporation (“NB”) that is a wholly-owned subsidiary of Nordic Bioscience Clinical Development A/S entered into a Clinical Trial Services Agreement dated March 29, 2011 (“Agreement”) and Work Statement NB-3 under the Agreement (“Work Statement NB-3”) as of February 21, 2013 (“Effective Date”), and entered into an Amendment No. 1 to Work Statement NB-3 as of February 28, 2014 (as amended, “Work Statement NB-3”), and Amendment No. 2 to Work Statement NB-3 as of March 23, 2015(“Effective Date”).

The parties wish to enter into this Amendment No. 3 effective as of July 8, 2015 (“Amendment Date”). Capitalized terms used in this Amendment No. 3 and not defined herein are used with the meanings ascribed to them in this Agreement.

NOW THEREFORE, in consideration of the mutual promises contained in the Agreement and for other good and valuable consideration the receipt and adequacy of which each of the parties does hereby acknowledge, the parties hereby agree to the terms of this Amendment No. 3 as follows:

1. Radius Monitoring of United States study sites in period 2 of the BA058-05-005 study:

(a)  At Radius’s request, Radius will perform monitoring of US study sites in the period from the 6 month visit until the 24 month visit in a Period 2 extension of the clinical study entitled: BA058-05-005 “An Extension Study to Evaluate 24 Months of Standard-of-Care Osteoporosis Management Following Completion of 18 Months of BA058 or Placebo Treatment in Protocol BA058-05-003”. The purpose of this Amendment No. 3 is to introduce monitoring of US sites by Radius. The Clinical Monitoring Plan version 4 dated 08July2015 documents the change in monitoring responsibilities.

2.  Ratification.  Except to the extent expressly amended by this Amendment No. 3, all of the terms, provisions and conditions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

3.  General.  This Amendment No. 3 may be executed in counterparts, each of which will be deemed an original with all such counterparts together constituting one instrument.

IN WITNESS WHEREOF the parties have caused this Amendment No. 3 to be executed by their respective duly authorized officers, and have duly delivered and executed this Amendment No. 3 under seal as of the Amendment Date.

RADIUS HEALTH, INC.	NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S

/s/ Gregory Williams	/s/ Jeppe Ragnar Andersen
By: Gregory Williams	By: Jeppe Ragnar Andersen
Title: Chief Development Officer	Title: CEO

Notice Address	Notice Address
Radius Health, Inc.	Nordic Bioscience Clinical Development VII A/S
950 Winter Street	Herlev Hovedgade 207
Waltham, MA 02451	2730 Herlev
USA	Denmark
Attn: President & CEO	Attn: CEO
Phone: 01.617.551.4700	Phone: 45.4452.5251
Fax: 01.617.551.4701	Fax: 45.4452.7765